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                             GT GLOBAL EQUITY FUNDS

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1997
                   SUPPLANTING SUPPLEMENT DATED JUNE 16, 1997

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THE  FOLLOWING REVISES  AND SUPERSEDES  THE DISCUSSION  UNDER "HOW  TO INVEST --
PURCHASING CLASS A SHARES" WITH RESPECT TO EACH FUND:

As of August 1, 1997, the Class A share sales charge waiver described under section (xiii) of "Sales Charge Waivers -- Class A Shares" is no longer available.

WITH RESPECT TO EACH FUND, SALES CHARGE WAIVERS (VII) AND (XI) DESCRIBED UNDER "HOW TO INVEST -- PURCHASING CLASS A SHARES -- SALES CHARGE WAIVERS -- CLASS A SHARES" ARE SUPERSEDED BY THE FOLLOWING WAIVERS:

(vii) Registered investment advisers, trust companies and bank trust departments exercising DISCRETIONARY investment authority with respect to the money to be invested in the GT Global Mutual Funds provided that the aggregate amount invested pursuant to this sales charge waiver is at least $500,000.

(xi) Accounts for which a financial institution or broker/dealer charges an account management fee, provided the financial institution or broker/dealer has entered into an agreement with GT Global regarding such accounts.

THE FOLLOWING SUPPLEMENTS THE DISCUSSION UNDER "HOW TO INVEST -- PURCHASING CLASS B SHARES" WITH RESPECT TO EACH FUND:

Upon redemption, Class B shares of a Fund that were acquired pursuant to the exchange privilege during a tender offer by GT Global Floating Rate Fund ("Floating Rate Fund") will be subject to a contingent deferred sales charge equivalent to the early withdrawal charge on the common stock of the Floating Rate Fund, as set forth in the current prospectus for the Floating Rate Fund. The purchase of shares of a Fund will be deemed to have occurred at the time of the initial purchase of the Floating Rate Fund's common stock.

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EQUST706078                                                    December 22, 1997